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                 MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                               SERIES 1994-4
                  CHEVY CHASE MASTER CREDIT CARD TRUST

   RECEIVABLES


   Beginning of the Month Principal Receivables:           $  2,363,008,379.88
   Beginning of the Month Finance Charge Receivables:      $    102,999,197.89
   Beginning of the Month Discounted Receivables:          $              0.00
   Beginning of the Month Total Receivables:               $  2,466,007,577.77


   Removed Principal Receivables:                          $              0.00
   Removed Finance Charge Receivables:                     $              0.00
   Removed Total Receivables:                              $              0.00


   Additional Principal Receivables:                       $     42,763,679.48
   Additional Finance Charge Receivables:                  $        323,882.74
   Additional Total Receivables:                           $     43,087,562.22


   Discounted Receivables Generated this Period:           $              0.00


   End of the Month Principal Receivables:                 $  2,418,140,431.25
   End of the Month Finance Charge Receivables:            $    107,106,395.88
   End of the Month Discounted Receivables:                $              0.00
   End of the Month Total Receivables:                     $  2,525,246,827.13


   Special Funding Account Balance                         $              0.00
   Aggregate Invested Amount (all Master Trust Series)     $  2,140,171,875.00
   End of the Month Seller Amount                          $    277,968,556.25
   End of the Month Seller Percentage                                   11.50%


   DELINQUENCIES AND LOSSES


   End of the Month Delinquencies:                               RECEIVABLES

      30-59 Days Delinquent                                $     67,216,219.32
      60-89 Days Delinquent                                $     41,180,899.99
      90+ Days Delinquent                                  $     73,079,986.91


      Total 30+ Days Delinquent                            $    181,477,106.22
      Delinquent Percentage                                              7.19%

   Defaulted Accounts During the Month                     $     20,290,928.63
   Annualized Default Percentage                                        10.30%

   Principal Collections                                        204,083,673.04
   Principal Payment Rate                                                8.64%

   Total Payment Rate                                                   10.11%


   INVESTED AMOUNTS



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      Class A Initial Invested Amount        $ 285,022,500.00
      Class B Initial Invested Amount        $  26,477,500.00

   INITIAL INVESTED AMOUNT                                 $    311,500,000.00

      Class A Invested Amount                $ 140,109,375.00
      Class B Invested Amount                $  29,750,000.00

   INVESTED AMOUNT                                         $    169,859,375.00

   FLOATING ALLOCATION PERCENTAGE                                        7.95%
   PRINCIPAL ALLOCATION PERCENTAGE                                      14.33%


   MONTHLY SERVICING FEE                                   $        316,458.33

   INVESTOR DEFAULT AMOUNT                                 $      1,613,128.82


   CLASS A AVAILABLE FUNDS--


   CLASS A FLOATING PERCENTAGE                                          84.33%

      Class A Finance Charge Collections     $   3,230,548.80
      Other Amounts                          $           0.00

   TOTAL CLASS A AVAILABLE FUNDS                           $      3,230,548.80


      Class A Monthly Interest               $     778,774.61
      Class A Servicing Fee                  $     266,875.00
      Class A Investor Default Amount        $   1,360,351.53

   TOTAL CLASS A EXCESS SPREAD                             $        824,547.66


   REQUIRED AMOUNT                                        $              0.00


   CLASS B AVAILABLE FUNDS


   CLASS B FLOATING PERCENTAGE                                          15.67%

      Class B Finance Charge Collections     $     600,287.83
      Other Amounts                          $           0.00

   TOTAL CLASS B AVAILABLE FUNDS                           $        600,287.83


      Class B Monthly Interest               $     150,144.53
      Class B Servicing Fee                  $      49,583.33


   TOTAL CLASS B EXCESS SPREAD                            $        400,559.97


   EXCESS SPREAD --



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   TOTAL EXCESS SPREAD                                    $      1,225,107.63


      Excess Spread Applied to Required Amount             $              0.00

      Excess Spread Applied to Class A Investor            $              0.00
      Charge Offs

      Excess Spread Applied to Class B Items               $        252,777.29

      Excess Spread Applied to Class B Investor            $              0.00
      Charge Offs

      Excess Spread Applied to Monthly Cash                $          6,041.49
      Collateral Fee

      Excess Spread Applied to Cash Collateral             $              0.00
      Account

      Excess Spread Applied to other amounts owed          $              0.00
      Cash Collateral Depositor

   TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
   GROUP I                                                $        966,288.85


   EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

   TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
   SERIES IN GROUP I                                       $     10,569,266.81


   SERIES 1994-4 EXCESS FINANCE CHARGE COLLECTIONS --

   EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO         $              0.00
   SERIES 1994-4

      Excess Finance Charge Collections Applied to        $              0.00
      Required Amount

      Excess Finance Charge Collections Applied to        $              0.00
      Class A Investor Charge Offs

      Excess Finance Charge Collections Applied to         $              0.00
      Class B Items

      Excess Finance Charge Collections Applied to        $              0.00
      Class B Investor Charge Offs

      Excess Finance Charge Collections Applied to        $              0.00
      Monthly Cash Collateral Fee

      Excess Finance Charge Collections Applied to        $              0.00
      Cash Collateral Account

      Excess Finance Charge Collections Applied to        $              0.00
      other amounts owed Cash Collateral Depositor

   YIELD AND BASE RATE --



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      Base Rate (Current Month)                          7.87%
      Base Rate (Prior Month)                            7.86%
      Base Rate (Two Months Ago)                         7.89%

   THREE MONTH AVERAGE BASE RATE                                       7.87%

      Portfolio Yield (Current Month)                   14.02%
      Portfolio Yield (Prior Month)                     12.22%
      Portfolio Yield (Two Months Ago)                  14.20%

   THREE MONTH AVERAGE PORTFOLIO YIELD                                13.48%


   PRINCIPAL COLLECTIONS --

   CLASS A PRINCIPAL PERCENTAGE                                        91.50%

      Class A Principal Collections          $  24,662,469.02

   CLASS B PRINCIPAL PERCENTAGE                                         8.50%

      Class B Principal Collections          $   4,582,721.34

   TOTAL PRINCIPAL COLLECTIONS                            $     29,245,190.36




   SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $          0.00
   SERIES


   CLASS A AMORTIZATION --

      Controlled Amortization Amount         $  20,015,625.00
      Deficit Controlled Amortization Amount $           0.00

   CONTROLLED DISTRIBUTION AMOUNT                         $     20,015,625.00


   CLASS B AMORTIZATION --

      Controlled Amortization Amount         $           0.00
      Deficit Controlled Amortization Amount $           0.00

   CONTROLLED DISTRIBUTION AMOUNT                        $              0.00

   EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL    $      9,229,565.36
   SHARING


   INVESTOR CHARGE OFFS --


   CLASS A INVESTOR CHARGE OFFS                           $              0.00

   CLASS B INVESTOR CHARGE OFFS                           $              0.00





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   PREVIOUS CLASS A CHARGE OFFS REIMBURSED                $              0.00
   PREVIOUS CLASS B CHARGE OFFS REIMBURSED                $              0.00


   CASH COLLATERAL ACCOUNT --


      Required Cash Collateral Amount        $  22,081,718.75
      Available Cash Collateral Amount       $  22,081,718.75


   INTEREST RATE CAP PAYMENTS --


      Class A Interest Rate Cap Paymets      $           0.00
      Class B Interest Rate Cap Paymets      $           0.00

   TOTAL DRAW AMOUNT                                      $              0.00
   CASH COLLATERAL ACCOUNT SURPLUS                        $              0.00


                                   CHEVY CHASE BANK, F.S.B.,
                                   as Servicer


                                   By:  _____________________________
                                              Jessica L. Parker
                                              Vice President and
                                              Assistant Controller